UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 25, 2012

Northfield Bancorp, Inc.

(Exact name of registrant as specified in its charter)

United States	1-33732	42-1572539
(State or other jurisdiction	(Commission File No.)	(I.R.S. Employer
of incorporation)		Identification No.)

1410 St. Georges Avenue, Avenel, New Jersey		07001
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (732) 499-7200

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On January 26, 2012, Northfield Bancorp, Inc. issued a press release announcing the declaration of a $0.06 per common share cash dividend payable on February 22, 2012, to stockholders of record as of February 8, 2012. A copy of the press release is attached as Exhibit 99 to this report.

Item 9.01.	Financial Statements and Exhibits

(a)	Not Applicable.

(b)	Not Applicable.

(c)	Not Applicable.

(d)	Exhibits.

Exhibit No.	Exhibit

99	Press release dated January 26, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHFIELD BANCORP, INC.

DATE: January 27, 2012	By:	/s/ Steven M. Klein
Steven M. Klein
Chief Operating Officer and Chief Financial Officer